March 2012 Investor Presentation Exhibit 99.1

Notices and Safe Harbors
The information contained herein is current only as of the date hereof.  The business, prospects, financial condition or performance of FairPoint Communications, Inc.
(“FairPoint”) and its subsidiaries described herein may have changed since that date.  FairPoint does not intend to update or otherwise revise the information contained herein.
FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein.  If any other information is given or any other representations are made, they should not be relied upon as having been authorized by FairPoint.
Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy nor does it accept responsibility for errors.
Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,”
“estimates” and similar expressions are generally intended to identify forward- looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Throughout this presentation, reference is made to Consolidated EBITDAR or EBITDAR and Unlevered Free Cash Flow.  EBITDAR and Unlevered Free Cash Flow are non-GAAP
financial measures. Management believes that EBITDAR and Unlevered Free Cash Flow may be useful in assessing our operating performance and our ability to meet our debt service requirements.  EBITDAR and Unlevered Free Cash Flow, as used herein, however, are not necessarily comparable to similarly titled measures of other companies.
Furthermore, EBITDAR and Unlevered Free Cash Flow have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income or loss, operating income, cash flow or other combined income or cash flow data prepared in accordance with GAAP. Because of these limitations, EBITDAR, Unlevered Free Cash
Flow and related ratios should not be considered as measures of discretionary cash available to invest in business growth or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results using EBITDAR and Unlevered Free Cash Flow only supplementally. The Securities and Exchange Commission (“SEC”) has
adopted rules to regulate the use in filings with the SEC and public disclosures and press releases of non-GAAP financial measures, such as EBITDAR and Unlevered Free Cash
Flow, that are derived on the basis of methodologies other than in accordance with GAAP. Our presentation of EBITDAR and Unlevered Free Cash Flow may not comply with these rules.
We provide guidance as to certain financial information herein, which consists of forward-looking statements. Our guidance is not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants, and neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines the guidance and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto.
Guidance is based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent our actual results which could fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. Notwithstanding this, we do not accept any responsibility for any projections or reports published by any such outside analysts or investors. Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions or the guidance furnished by us will not materialize or will vary significantly from actual results. Accordingly, our guidance is only an estimate of what management believes is realizable as of the date hereof. Actual results may vary from the guidance and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put the guidance in context and not to place undue reliance on it.
Any inability to successfully implement our operating strategy or the occurrence of any of the events or circumstances discussed therein could result in the actual operating results being different than the guidance, and such differences may be material.
Unless otherwise indicated, financial information contained herein is as of December 31, 2011.

Company Overview
•
Operate in 18 states with over 1.3M access
line equivalents
1
80% northern New England (NNE)
20% Telecom Group (TG)
•
NNE:  3 contiguous states with ubiquitous
next-generation network
Incumbent’s network
Insurgent’s market share
27% broadband penetration
2
•
Telecom Group:  30 RLECs in 18 states with
lower competitive profile
47% broadband penetration
2
•
Broadband, voice, video and high-capacity
bandwidth offerings
•
Extensive capital investment to date
15,000 fiber route miles
85% avg. broadband availability in NNE
90% avg. broadband availability in TG
•
Over $1B annual revenue and ~3,500
employees
Service Territory
Telecom Group Northern New England
Access Line Equivalents
as of Dec. 31, 2011
Northern
New
England
Telecom
Group Total
Switched access lines:
Residential 514,256 131,197 645,453
Business 262,798 48,443 311,241
Wholesale³
76,065 NM 76,065
Total switched access lines 853,119 179,640 1,032,759
High-speed data 230,563 83,572 314,135
Total access line equivalents 1,083,682 263,212 1,346,894
(1) Switched access lines plus broadband subscribers as of Dec. 31, 2011
(2) Broadband subscribers as a % of switched access lines
(3) UNE-P and Resale lines.  Excludes UNE-L and Special Access circuits

4 Our Path to Increasing Free Cash Flow Increasing Free Cash Flow Operational Improvements Regulatory Progress Revenue Transformation Human Resource Strategy

Operational Improvements
FairPoint made significant operational
improvements in 2010 and 2011
•
8.4% growth in 2011
0.4% growth in 2010
•
800+ towers served with fiber
Opportunities for further expansion
•
12% reduction in workforce
$34 million in annual savings
•
Call center volumes decreased
Installation intervals shortened
•
•
8.4% loss in 2011
10.3% loss in 2010
Towers Served with Fiber
2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
-
0
200
400
600
800
1000
1Q11 2Q11 3Q11 4Q11
Broadband Growth (YoY)
Broadband subscriber growth accelerated
Fiber-to-the-Tower initiative
Enabled workforce reduction in 2H11
Service quality has improved
Service quality penalties down
Access line loss has slowed

Regulatory Progress
Regulators in Maine, New Hampshire and
Vermont are beginning to understand the
need for a level playing field in order for
FairPoint to be a strong carrier of last resort
•
Maine PUC submitted a plan to the Legislature
describing actions necessary to ensure all
telecom providers are regulated equally
Legislation is in process
Eliminated service quality penalty multiplier
Improved competitive responsiveness
•
Decreased scope of regulation
Caps retail service quality penalties at $1.7M,
down from $10.5M
Pricing discretion on all products except basic
local voice service
•
Legislation pertaining to the retail deregulation of
companies like FairPoint is advancing in the New
Hampshire Legislature
Maine LD 1466 – “An Act To Ensure
Regulatory Parity among
Telecommunications Providers”
Vermont Incentive Regulation Plan
New Hampshire
Level
Playing
Field
Carrier of
Last
Resort

Low market share, especially in business
market, creates opportunity for organic growth
in northern New England
Revenue Transformation
FairPoint plans to change the composition of its
revenue base in order to stabilize and then
grow our top line
•
Legacy products in decline
Residential voice
Switched access
ATM/Frame
•
Growth-oriented products
Broadband (residential and business)
Carrier Ethernet Service
Other high-capacity/special access circuits
Revenue Transformation
Total
Revenue
Growth
Products
Declining
Products
Next-generation network in northern New
England provides platform for growth
•
400G of capacity at the core
•
350 COs with inter-office fiber
•
14,000 fiber route miles

Human Resource Strategy
FairPoint must align its human resource
assets with the changing telecom landscape
•
12% workforce reduction in 2011
Lump sum pension distributions of $25 million
•
3,500 employees as of Dec. 31, 2011
1,250 management
2,250 union
Contract expires August, 2014
GAAP figures represent status quo into
perpetuity and reflect continuation of past
practices
Pension and OPEB are highly sensitive to the
discount rate assumption (i.e. interest rates)
OPEB liability is highly sensitive to the medical
cost trend assumption
Pension & OPEB Liability
Pension & OPEB Sensitivity
($ in millions) 2010 2011
Pension
Plan assets $176.5 $160.3
Projected benefit obligation $265.8 $318.3
Key assumptions:
Discount rate 5.56% 4.63%
OPEB
Plan assets $0.2 $1.0
Projected benefit obligation $344.9 $533.2
Key assumptions:
Discount rate 5.65% 4.66%
Healthcare cost trend (<65 years) 7.70% 8.40%
Healthcare cost trend (>65 years) 8.20% 8.40%
($ in millions) Pension OPEB
Impact on liability given 1%
change in the discount rate
assumption
19% 23%
Impact on liability given 1%
increase in healthcare cost trend
assumption
N/A $134.1
Impact on liability given 1%
decrease in healthcare cost trend
assumption
N/A ($101.1)
•
2,000 union employees covered by
collective
bargaining agreements with the
CWA and IBEW in northern New England
•
Increased labor relations competencies
with telecommunications focus
•
Pension & OPEB liabilities arise from
northern New England union contracts

As of December 31, 2011:
• Liquidity of $80 million
– $17 million unrestricted cash
– $63 million of revolver availability, after $12
million LOCs
• Leverage of 4.07x vs. 4.75x covenant
• Interest coverage of 3.94x vs. 3.25x
• Covenant limiting capital expenditures to:
2011:  $200 million
2012:  $190 million
2013:  $170 million
2014:  $150 million
2015:  $150 million
Capital Structure
Capital Structure Summary
(1) Excludes letters of credit of $12 million and capital lease obligations of $4 million
(2) Before applying letters of credit of $12 million, which reduces revolver availability
(3) Includes management restricted stock and common stock held in reserve for certain pre-petition claims as of Dec. 31, 2011 (in millions)
Cash and cash equivalents (unrestricted) $17
$1,000
Revolver
2
$75
Amortization schedule:
2011 $0
2012 $10
2013 $10
2014 $25
2015 $38
January 24, 2016 $918
L+450, with LIBOR floor of 200
No dividends if leverage > 2.0x
Interest coverage and leverage covenants
Common stock outstanding
3
26.2
Warrants (7 yr, $48.81 strike)
3.6
Gross debt
1
covenant

FairPoint generated nearly $74 million in Unlevered Free Cash Flow
1
in 2011 and grew
cash from $10 million at emergence to over $17 million at Dec. 31, 2011
2012 Guidance:
• Unlevered Free Cash Flow of $90 to $100 million
• Continued focus on improving EBITDAR
• Disciplined capital spending
• Interest of approximately $68 million
• Debt amortization of $10 million
Financial Results and Guidance
2011 Financial Highlights
($ in millions) 1Q11 2Q11 3Q11 4Q11 2011
Revenue $254.8 $262.6 $257.9 $254.2 $1,029.5
Consolidated EBITDAR
2
49.1 70.5 60.5 70.0 250.0
Capital expenditures 53.7 52.1 35.2 35.1 176.1
Unlevered Free Cash Flow ($4.6) $18.4 $25.3 $34.9 $73.9
(1)
Unlevered Free Cash Flow means Consolidated EBITDAR minus capital expenditures.  Unlevered Free Cash Flow is a non-GAAP financial measure.
For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our fourth quarter 2011 earnings release furnished on March 7, 2012 on Form 8-K
(2)
As defined in FairPoint’s credit facility.  Consolidated EBITDAR is a non-GAAP financial measure.  For a reconciliation of Net Income (Loss) to
Consolidated EBITDAR, see our fourth quarter 2011 earnings release furnished on March 7, 2012 on Form 8-K
Before any possible cash flow sweep as required under FairPoint’s credit facility
(3)
3

Summary
•
Operational improvements create foundation for transformation
Broadband, FTTT and service quality improvements
Productivity enhancements and 12% workforce reduction
Focusing on productivity gains arising from process and systems enhancements
•
Regulators want a strong carrier of last resort
Supportive of FairPoint’s need for a level playing field
Legislation in process in Maine and New Hampshire
Incentive Regulation Plan in Vermont
•
Transforming revenue by adding sustainable, growth-oriented revenues on our next-generation network in northern New England
3 contiguous states with network ubiquity
14,000 fiber route miles
26% business market share
•
Focus on increasing free cash flow to drive value